[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE U	PAGE OF PAGES 1 | 5
2. AMENDMENT/MODIFICATION NO. P00003	3. EFFECTIVE DATE 11-Sep-2017	4. REQUISITION/PURCHASE REQ. NO. 0010624278-0002	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014	W81XWH	7. ADMINISTERED BY (If other than item 6) CODE See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) CLEVELAND BIOLABS, INC 73 HIGH ST BUFFALO NY 14203-1149			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W81XWH-15-C-0101
		X	10B. DATED (SEE ITEM 13) 17-Aug-2015
CODE 3MWX2	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended,	☐	is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATE (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X		D. OTHER (Specify type of modification and authority) 52.243-2
E. IMPORTANT: Contractor ☒ is not,		☐ is required to sign this document and return __________ copies to the issuing office.

W81XWH-15-C-0101
P00003

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:                 jhoffman174729
The purpose of this modification is to:
1. Extend the Period of Performance by 18 months at no cost to the Government.
2. Approve Animal research CRO change from [***].
3. Approve re-allocation of projected cost savings from [***].
4. Approve request to re-budget funds from within [***].

All other terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in Sill force and effect.

15A	NAME AND TITLE OF SIGNER (Type or print)		16A NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ERICA K. SMITH /CONTRACTING OFFICER TEL: (301) 619-3454 EMAIL: erica.k.smith5.civ@mail.mil
15B	CONTRACTOR/OFFEROR /s/ Yakov Kogan	15C. DATE SIGNED	16B UNITED STATES OF AMERICA BY /s/ Erica K. Smith	16C DATE SIGNED 14-Sep-2017
	(Signature of person authorized to sign)	9/14/2017	(Signature of Contracting Officer)

EXCEPT TO SF 30 APPROVED BY OIRM 11-84	30-105-04	Standard form 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION B - SUPPLIES OR SERVICES AND PRICES
Global Changes
CLIN 0001 -- CLIN 0002
The SIC code 8731 has been deleted.
CLIN 0001
The CLIN extended description has changed from:
The contractor shall furnish the necessary equipment, personnel, facilities and supplies to conduct the research objectives in accordance with the contract schedule and the Proposal No. JW140042, requirements entitled “Advanced

W81XWH-15-C-0101
P00003

Development of Entolimod (CBLB502) To Mitigate and Treat the Acute Effects of Ionizing Radiation.” which is incorporated by reference. Both SOW, dated 12 August 2015, and CDRLS A001, A002, A003 and A004 are incorporated by reference, see Section “J” for details. See Section “G” for payment instructions. Period of Performance for research: 01 September 2015 - 31 August 2017. Final report due 90 days after research ends, 01 September 2017- 30 November 2017. This CLIN provides 6.3 Funding for research activities as specified in the SOW dated 25 August 2015 under Specific Aim 1, Task 2, Specific Aim 2 and Specific Aim 3.
To:
The contractor shall furnish the necessary equipment, personnel, facilities and supplies to conduct the research objectives in accordance with the contract schedule and the Proposal No. JW140042, requirements entitled “Advanced Development of Entolimod (CBLB502) To Mitigate and Treat the Acute Effects of Ionizing Radiation.” which is incorporated by reference. Both SOW, dated 12 August 2015, and CDRLS A001, A002, A003 and A004 are incorporated by reference, see Section “J” for details. See Section “G” for payment instructions. This CLIN provides 6.3 Funding for research activities as specified in the SOW dated 25 August 2015 under Specific Aim 1, Task 2, Specific Aim 2 and Specific Aim 3.
CLIN 0002
The CLIN extended description has changed from:
The contractor shall furnish the necessary equipment, personnel, facilities and supplies to conduct the research objectives in accordance with the contract schedule and the Proposal No. JW140042, requirements entitled “Advanced Development of Entolimod (CBLB502) To Mitigate and Treat the Acute Effects of Ionizing Radiation.” which is incorporated by reference. Both SOW, dated 27 January 2015, and CDRLS A001, A002, A003 and A004 are incorporated by reference, see Section “J” for details. See Section “G” for payment instructions. Period of Performance for research: 01 September 2015 - 30 August 2017. Final report due 90 days after research ends, 01 September 2017- 30 November 2017. This CLIN provides 6.4 Funding for the definitive non-human primate animal study as specified in the SOW dated 12 August 2015 under Specific Aim 1 Task 1. Fee is included in CLIN 0001 as this cost is aligned with 6.3 Funding.
To:
The contractor shall furnish the necessary equipment, personnel, facilities and supplies to conduct the research objectives in accordance with the contract schedule and the Proposal No. JW140042, requirements entitled

W81XWH-15-C-0101
P00003

“Advanced Development of Entolimod (CBLB502) To Mitigate and Treat the Acute Effects of Ionizing Radiation.” which is incorporated by reference. Both SOW, dated 27 January 2015, and CDRLS A001, A002, A003 and A004 are incorporated by reference, see Section “J” for details. See Section “G” for payment instructions. This CLIN provides 6.4 Funding for the definitive non-human primate animal study as specified in the SOW dated 12 August 2015 under Specific Aim 1 Task 1. Fee is included in CLIN 0001 as this cost is aligned with 6.3 Funding..
SECTION C - DESCRIPTIONS AND SPECIFICATIONS
The following have been modified:
USAMRAA LOCAL INSTRUCTIONS
Contractor Manpower Reporting (CMR) (USAMRAA) (May 2015)
“The contractor shall report ALL contractor labor hours (including subcontractor labor hours) required for performance of services provided under this contract for “The Advanced Development of Entolimod (CBLB502) To Mitigate and Treat the Acute Effects of Ionizing Radiation” via a secure data collection site. The contractor is required to completely fill in all required data fields using the following web address: htO3s://cmra.army.mil/Login.aspx. Reporting inputs will be for the labor executed during the period of performance during each Government fiscal year (FY), which runs October 1 through September 30. While inputs may be reported any time during the FY, all data shall be reported no later than October 31 of each calendar year, beginning with 2013. Contractors may direct questions to the help desk at help desk at:
ARMY: https://cmra.army.mil/Login.aspx.
All Others:https://www.ecmra.mil/.
CONTRACTOR IDENTIFICATION (June 2015) (USAMRAA)
When contractor personnel perform the services required in this contract on a Government installation they are required to possess and wear an identification badge that displays his or her name and the name of the Company. The contractor shall ensure that contractor personnel identify themselves as contractors when attending meetings, answering Government telephones, providing any type of written correspondence, or working in situations where their actions could be construed as official Government acts.
While performing in a contractor capacity, contractor personnel shall refrain from using their retired or reserve component military rank or title in all written or verbal communications.
KEY PERSONNEL (June 2015) (USAMRAA)
a.    The Contractor agrees to utilize the following Key Personnel on this contract:

1.	Dr. Andrei Gudkov, Co-PI

2.	Dr. Vadim Krivokrysenko, Co-PI

W81XWH-15-C-0101
P00003

b.    The above Key Personnel shall be utilized to fulfill the requirements of this contract.

c.
The contractor must provide thorough and detailed documentation of the experience, abilities, and background for Key Personnel under this contract in the form of resumes or equivalent statements of qualifications. Such documentation shall include but not be limited to: name, curriculum vitae, type and description of experience.

d.
The contractor agrees that during the contract performance period, substitution for Key Personnel shall not be permitted unless such substitution is necessitated by sudden illness, death, or termination of employment. In any of these events, the contractor shall promptly notify the Contracting Officer and provide the information required by paragraph (e) below.

e.
All requests for substitutions must provide a detailed explanation of the circumstances necessitating the proposed substitution(s), a complete resume for the proposed substitute(s), and any other information requested by the Contracting Officer needed to approve or disapprove the proposed substitution(s). All proposed substitutes shall have qualifications that are equal to or higher than the qualifications of the person to be replaced. The Contracting Officer or his authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof

f.	If any of the listed Key Personnel are subcontractor personnel, the contractor shall include the substance of this clause in any subcontract which he awards under this contract.
SECTION F - DELIVERIES OR PERFORMANCE
The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC
POP 01-SEP-2015 TO 30-NOV-2017	N/A	FORT DETRICK – CDMRP FORT DETRICK – CDMRP 1120 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W91ZSQ
To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC
POP 01-SEP-2015 TO 30-APR-2019	N/A	FORT DETRICK – CDMRP FORT DETRICK – CDMRP 1120 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W91ZSQ
The following Delivery Schedule item for CLIN 0002 has been changed from:

W81XWH-15-C-0101
P00003

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC
POP 01-SEP-2015 TO 30-NOV-2017	N/A	FORT DETRICK – CDMRP FORT DETRICK – CDMRP 1120 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W91ZSQ
DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC
POP 01-SEP-2015 TO 30-APR-2019	N/A	FORT DETRICK – CDMRP FORT DETRICK – CDMRP 1120 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W91ZSQ
(End of Summary of Changes)